UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 7, 2004

                                  MILACRON INC.
    ------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                    1-8475                      31-1062125

--------------------   ------------------------------   ----------------------
  (State or other         (Commission File Number)          (IRS Employer
  jurisdiction of                                        Identification No.)
   incorporation)


        2090 Florence Avenue, Cincinnati, Ohio                   45206
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      (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (513) 487-5000


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits:

Exhibit No.         Description
---------------    ----------------------------------------------------------
99.1                Press release issued by Milacron Inc. on April 7, 2004.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 7, 2004, Milacron Inc. (the "Company") issued a press release announcing that its sales and segment earnings for the first quarter ended March 31, 2004 should be within the range of its most recent guidance, issued February 11. Segment earnings do not include approximately $6.5 million of refinancing costs incurred in pursuing various alternatives to the Company's March 12 refinancing of $200 million in debt and other obligations.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference to such filing.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MILACRON INC.

Date:   April 7, 2004                 By:    /s/ Robert P. Lienesch
                                           ---------------------------------
                                           Robert P. Lienesch
                                           Vice President - Finance and Chief
                                           Financial Officer





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                                  EXHIBIT INDEX

Exhibit  No.        Description
---------------    -----------------------------------------------------------
99.1                Press release issued by Milacron Inc. on April 7, 2004.